SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 15, 2008
Date of Report (date of earliest event reported)

NOTIFY TECHNOLOGY CORPORATION
(Exact name of Registrant as specified in its charter)

California	000-23025	77-0382248
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1054 S. De Anza Blvd., Suite 105 San Jose, CA 95129
(Address of principal executive offices)

(408) 777-7920
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition

The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 15, 2008, Notify Technology Corporation issued a press release regarding its financial results for its fiscal quarter ended March 31, 2008. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

The following exhibit is furnished herewith:

99.1	Press Release dated May 15, 2008 of Notify Technology Corporation announcing its financial results for the fiscal quarter ended March 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOTIFY TECHNOLOGY CORPORATION

Date: May 15, 2008	By:	/s/ Gerald W. Rice
Gerald W. Rice, Chief Financial Officer
Title

Exhibit Index
Exhibit Number	Exhibit Title
99.1	Press Release dated May 15, 2008 of Notify Technology Corporation announcing its financial results for the fiscal quarter ended March 31, 2008.